Central Power and Light Company                                 Exhibit 1 (a)
Consolidated Balance Sheets  (unaudited)                         Page 1 of 2

--------------------------------------------------------------------------------
                                                                 As of March 31,
                                                                      1999
                                                               -----------------
                                                                   (thousands)
ASSETS
Electric Utility Plant
    Production                                                      $ 3,147,129
    Transmission                                                        527,863
    Distribution                                                      1,101,920
    General                                                             299,210
    Construction work in progress                                        79,456
    Nuclear fuel                                                        208,957
                                                               -----------------
                                                                      5,364,535
  Less - accumulated depreciation                                     2,111,785
                                                               -----------------
                                                                      3,252,750
                                                               -----------------
Current Assets
    Cash                                                                  9,773
    Accounts receivable                                                  54,724
    Materials and supplies, at average cost                              58,101
    Fuel inventory                                                       22,993
    Accumulated deferred income taxes                                     3,436
    Prepayments and other                                                 3,879
                                                               -----------------
                                                                        152,906
                                                               -----------------
Deferred Charges and Other Assets
    Deferred STP costs                                                  481,883
    Mirror CWIP asset                                                   253,380
    Income tax related regulatory assets, net                           357,013
    Nuclear decommissioning trust                                        71,982
    Other                                                               164,497
                                                               -----------------
                                                                      1,328,755
                                                               -----------------
                                                                    $ 4,734,411
                                                               =================

Central Power and Light Company                                 Exhibit 1 (a)
Consolidated Balance Sheets  (unaudited)                         Page 2 of 2

--------------------------------------------------------------------------------
                                                                 As of March 31,
                                                                      1999
                                                               -----------------
                                                                   (thousands)

CAPITALIZATION AND LIABILITIES
Capitalization
    Common stock:  $25 par value
        Authorized shares:  12,000,000
        Issued and outstanding shares:  6,755,535                   $   168,888
    Paid-in capital                                                     405,000
    Retained earnings                                                   717,767
                                                               -----------------
       Total Common Stock Equity                                      1,291,655
                                                               -----------------

    Preferred stock                                                     163,204
    CPL-obligated, mandatorily redeemable preferred securities of subsidiary trust holding solely Junior Subordinated
        Debentures of CPL                                               150,000
    Long-term debt                                                    1,225,798
                                                               -----------------
       Total Capitalization                                           2,830,657
                                                               -----------------

Current Liabilities
    Long-term debt due within twelve months                             125,000
    Advances from affiliates                                            192,638
    Accounts payable                                                     71,087
    Payables to  affiliates                                              31,964
    Accrued taxes                                                        53,342
    Accrued interest                                                     30,522
    Over-recovered fuel costs                                            18,244
    Other                                                                19,574
                                                               -----------------
                                                                        542,371
                                                               -----------------
Deferred Credits
    Accumulated deferred income taxes                                 1,212,331
    Investment tax credits                                              137,212
    Other                                                                11,840
                                                               -----------------
                                                                      1,361,383
                                                               -----------------
                                                                    $ 4,734,411
                                                               =================

Public Service Company of Oklahoma                              Exhibit 1 (b)
Consolidated Balance Sheets  (unaudited)                         Page 1 of 2

--------------------------------------------------------------------------------
                                                                 As of March 31,
                                                                      1999
                                                               -----------------
                                                                   (thousands)
ASSETS
Electric Utility Plant
    Production                                                      $   915,594
    Transmission                                                        379,157
    Distribution                                                        855,897
    General                                                             216,502
    Construction work in progress                                        35,912
                                                               -----------------
                                                                      2,403,062
  Less - Accumulated depreciation                                     1,091,811
                                                               -----------------
                                                                      1,311,251
                                                               -----------------
Current Assets
    Cash                                                                  1,253
    Accounts receivable                                                  31,692
    Materials and supplies, at average cost                              33,654
    Fuel inventory, at LIFO cost                                         17,411
    Accumulated deferred income taxes                                    12,969
    Prepayments and other                                                 5,871
                                                               -----------------
                                                                        102,850
                                                               -----------------

Deferred Charges and Other Assets                                        71,809
                                                               -----------------
                                                                    $ 1,485,910
                                                               =================

Public Service Company of Oklahoma                              Exhibit 1 (b)
Consolidated Balance Sheets  (unaudited)                         Page 2 of 2

--------------------------------------------------------------------------------
                                                                 As of March 31,
                                                                      1999
                                                               -----------------
                                                                   (thousands)

CAPITALIZATION AND LIABILITIES
Capitalization
    Common stock:  $15 par value
        Authorized shares:  11,000,000 shares
        Issued 10,482,000 shares and outstanding 9,013,000 shares   $   157,230
    Paid-in capital                                                     180,000
    Retained earnings                                                   132,493
                                                               -----------------
       Total Common Stock Equity                                        469,723
                                                               -----------------

    Preferred stock                                                       5,287
    PSO-obligated, mandatorily redeemable preferred securities of subsidiary trust holding solely Junior Subordinated
         Debentures of PSO                                               75,000
    Long-term debt                                                      384,144
                                                               -----------------
       Total Capitalization                                             934,154
                                                               -----------------

Current Liabilities
    Advances from affiliates                                             46,793
    Payables to affiliates                                               20,767
    Accounts payable                                                     46,396
    Payables to customers                                                41,926
    Accrued taxes                                                        14,073
    Accrued interest                                                     10,187
    Other                                                                 7,005
                                                               -----------------
                                                                        187,147
                                                               -----------------
Deferred Credits
    Accumulated deferred income taxes                                   277,528
    Investment tax credits                                               38,917
    Income tax related regulatory liabilities, net                       35,132
    Other                                                                13,032
                                                               -----------------
                                                                         364,609
                                                               -----------------
                                                                    $  1,485,910
                                                               =================

Southwestern Electric Power Company                             Exhibit 1 (c)
Consolidated Balance Sheets  (unaudited)                         Page 1 of 2

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                                                                 As of March 31,
                                                                      1999
                                                               -----------------
                                                                   (thousands)
ASSETS

  Electric Utility Plant
    Production                                                      $ 1,399,130
    Transmission                                                        476,320
    Distribution                                                        923,986
    General                                                             327,437
    Construction work in progress                                        40,195
                                                               -----------------
                                                                      3,167,068
  Less - Accumulated depreciation                                     1,337,269
                                                               -----------------
                                                                      1,829,799
                                                               -----------------
Current Assets
    Cash                                                                  2,597
    Accounts receivable                                                  44,560
    Materials and supplies, at average cost                              25,762
    Fuel inventory                                                       53,347
    Accumulated deferred income taxes                                     2,983
    Prepayments and other                                                18,024
                                                               -----------------
                                                                        147,273
                                                               -----------------

Deferred Charges and Other Assets                                       114,352
                                                               -----------------
                                                                    $ 2,091,424
                                                               =================

Southwestern Electric Power Company                             Exhibit 1 (c)
Consolidated Balance Sheets  (unaudited)                         Page 2 of 2

--------------------------------------------------------------------------------
                                                                 As of March 31,
                                                                      1999
                                                               -----------------
                                                                   (thousands)
CAPITALIZATION AND LIABILITIES
Capitalization
    Common stock:   $18 par value
        Authorized:   7,600,000 shares
        Issued and outstanding: 7,536,640 shares                    $   135,660
    Paid-in capital                                                     245,000
    Retained earnings                                                   286,188
                                                               -----------------
        Total Common Stock Equity                                       666,848
                                                               -----------------
    Preferred stock
        Not subject to mandatory redemption                               4,706
                                                               -----------------
                                                                          4,706

    SWEPCO-obligated, mandatorily redeemable preferred securities of subsidiary trust holding solely Junior Subordinated
         Debentures of SWEPCO                                           110,000
    Long-term debt                                                      541,092
                                                               -----------------
        Total Capitalization                                          1,322,646
                                                               -----------------

Current Liabilities
    Long-term debt due within twelve months                              44,959
    Advances from affiliates                                             88,501
    Accounts payable                                                     46,547
    Payables to affiliates                                               29,006
    Customer deposits                                                    13,600
    Accrued taxes                                                        34,310
    Accrued interest                                                     12,756
    Over-recovered fuel costs                                             6,397
    Other                                                                12,529
                                                               -----------------
                                                                        288,605
                                                               -----------------
Deferred Credits
    Accumulated deferred income taxes                                   394,579
    Investment tax credits                                               61,072
    Income tax related regulatory liabilities, net                        3,761
    Other                                                                20,761
                                                               -----------------
                                                                        480,173
                                                               -----------------

                                                                    $ 2,091,424
                                                               =================

West Texas Utilities Company                                    Exhibit 1 (d)
Balance Sheets  (unaudited)                                      Page 1 of 2

--------------------------------------------------------------------------------
                                                                 As of March 31,
                                                                      1999
                                                               -----------------
                                                                   (thousands)
ASSETS

  Electric Utility Plant
    Production                                                      $   433,170
    Transmission                                                        214,729
    Distribution                                                        386,086
    General                                                             110,125
    Construction work in progress                                        10,834
                                                               -----------------
                                                                      1,154,944
  Less - Accumulated depreciation                                       476,852
                                                               -----------------
                                                                        678,092
                                                               -----------------
Current Assets
    Cash                                                                  2,700
    Accounts receivable                                                  31,322
    Materials and supplies, at average cost                              14,580
    Fuel inventory                                                       14,093
    Accumulated deferred income taxes                                     1,722
    Under-recovered fuel costs                                              238
    Prepayments and other                                                 6,976
                                                               -----------------
                                                                         71,631
                                                               -----------------
Deferred Charges and Other Assets
    Deferred Oklaunion costs                                             13,978
    Restructuring costs                                                   6,607
    Other                                                                32,688
                                                               -----------------
                                                                         53,273
                                                               -----------------

                                                                    $   802,996
                                                               =================

West Texas Utilities Company                                    Exhibit 1 (d)
Balance Sheets  (unaudited)                                      Page 2 of 2

--------------------------------------------------------------------------------
                                                                 As of March 31,
                                                                      1999
                                                               -----------------
                                                                   (thousands)
CAPITALIZATION AND LIABILITIES
Capitalization
    Common stock:   $25 par value
        Authorized:  7,800,000 shares
        Issued and outstanding: 5,488,560 shares                    $   137,214
    Paid-in capital                                                       2,236
    Retained earnings                                                   111,470
                                                               -----------------
        Total Common Stock Equity                                       250,920
                                                               -----------------

    Preferred stock                                                       2,482
    Long-term debt                                                      283,104
                                                               -----------------
        Total Capitalization                                            536,506
                                                               -----------------

Current Liabilities
    Advances from affiliates                                             18,634
    Payables to affiliates                                               15,794
    Accounts payable                                                     31,017
    Accrued taxes                                                         5,488
    Accrued interest                                                      8,000
    Other                                                                 4,918
                                                               -----------------
                                                                          83,851
                                                               -----------------
Deferred Credits
    Accumulated deferred income taxes                                   141,145
    Investment tax credits                                               26,078
    Income tax related regulatory liabilities, net                       11,627
    Other                                                                 3,789
                                                               -----------------
                                                                         182,639
                                                               -----------------

                                                                    $   802,996
                                                               =================

Central and South West Services                                 Exhibit 1 (e)
 Balance Sheets  (unaudited)                                     Page 1 of 1

--------------------------------------------------------------------------------
                                                                 As of March 31,
                                                                      1999
                                                               -----------------
                                                                   (thousands)
ASSETS
Property, Plant and Equipment
    General                                                         $   126,402
  Less - accumulated depreciation                                        42,103
                                                               -----------------
                                                                         84,299
                                                               -----------------
Current Assets
    Cash                                                                  1,806
    Accounts receivable                                                  29,381
    Materials and supplies, at average cost                                  19
    Prepayments                                                              69
                                                               -----------------
                                                                          31,275
                                                               -----------------

Deferred Charges and Other Assets                                        22,041
                                                               -----------------
                                                                    $   137,615
                                                               =================





CAPITALIZATION AND LIABILITIES                                   As of March 31,
Capitalization                                                        1999
                                                               -----------------
    Common stock:  $25 par value                                   (thousands)
        Authorized shares:  12,000,000
        Issued and outstanding shares:  6,755,535                   $       100
                                                               -----------------
       Total Common Stock Equity                                            100
                                                               -----------------

       Total Capitalization                                                 100
                                                               -----------------

Current Liabilities
    Advance Money Pool Payable                                          102,071
    Advances from affiliates                                              1,355
    Accounts payable                                                      8,861
    Accrued taxes                                                           485
    Accrued interest                                                        398
    Other                                                                 2,633
                                                               -----------------
                                                                        115,803
                                                               -----------------
Deferred Credits
    Accumulated deferred income taxes                                    13,028
    Other                                                                 8,684
                                                               -----------------
                                                                         21,712
                                                               -----------------
                                                                    $   137,615
                                                               =================